EXHIBIT 13.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Pacific Internet Limited, (the "Company"), does hereby certify that, to such officer's knowledge:

1.	the accompanying annual report of the Company on Form 20-F for the fiscal year ended December 31, 2003 (the "Annual Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/TAN TONG HAI

Name:	Tan Tong Hai
Title	President and Chief Executive Officer
Date:	June 18, 2004

By:	/s/ TAY KUAN MING

Name:	Tay Kuan Ming
Title:	Acting Chief Financial Officer
Date:	June 18, 2004